SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 25, 2014
Date of Report (Date of earliest event reported)

FBR & CO.
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

                            001-33518                                                           20-5164223
                             (Commission File Number)                                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2014, the Board of Directors of FBR & Co. (the “Company”) approved an amendment to the Bylaws of the Company which deleted in its entirety Article II, Section 2.14 of the Bylaws, which section had established as a requirement for service as a director of the Company that a person may not be party to any agreement or arrangement with a third party that provides for compensation to such person in connection with candidacy or service as a director of the Company.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                Financial Statements and exhibits
(d) Exhibits.  The following exhibit is being filed with this Current Report on Form 8-K:

  3.1                         Amended and Restated Bylaws of FBR & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.
Date: March 25, 2014	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer